Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2018

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2017.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2018

This document is a financial supplement to our fourth quarter 2018 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,087,607	$2,110,131	$2,139,275	$2,157,513	$2,287,955	$2,254,512	$2,239,045	$2,322,453	$2,422,734
Securities held to maturity	503,230	535,160	635,690	688,840	737,150	796,450	843,810	891,860	970,390
Total investments and cash	2,590,837	2,645,291	2,774,965	2,846,353	3,025,105	3,050,962	3,082,855	3,214,313	3,393,124
Due from reinsurers	4,193,562	4,219,547	4,191,754	4,238,978	4,205,173	4,263,111	4,199,275	4,196,021	4,141,569
Deferred policy acquisition costs	1,713,065	1,767,681	1,833,877	1,900,122	1,951,892	1,998,985	2,053,445	2,107,814	2,133,920
Other assets	653,525	681,156	719,765	734,425	705,661	759,973	772,058	769,387	730,933
Separate account assets	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501
Total assets	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047

Liabilities:
Future policy benefits	$5,673,890	$5,736,313	$5,812,217	$5,894,882	$5,954,524	$6,004,101	$6,057,112	$6,132,750	$6,168,157
Other policy liabilities	631,700	642,640	645,443	656,434	685,885	693,223	673,912	682,126	700,094
Income taxes	225,006	237,719	241,314	255,877	177,468	184,161	182,140	182,241	187,104
Other liabilities	449,963	449,734	428,176	463,926	451,398	506,535	495,242	511,623	486,772
Notes payable	372,919	373,011	373,103	373,196	373,288	373,381	373,474	373,567	373,661
Surplus note	502,491	534,435	634,980	688,055	736,381	795,697	843,073	891,139	969,685
Payable under securities lending	73,646	93,326	115,875	106,978	89,786	89,433	82,096	70,632	52,562
Separate account liabilities	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501
Total liabilities	10,217,568	10,423,499	10,676,044	10,926,309	11,041,603	11,066,237	11,096,056	11,264,074	11,133,535

Stockholders’ equity:
Common stock ($0.01 par value) (1)	457	455	450	444	443	440	432	430	427
Paid-in capital	52,468	28,606	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,138,851	1,182,038	1,224,375	1,228,546	1,375,090	1,416,564	1,409,104	1,452,841	1,489,520
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:	—	—	—	—	—	—	—	—	—
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493	(4,380)	(7,253)
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)	(135)	(116)
Cumulative translation adjustment	(13,193)	(12,082)	(5,401)	4,492	3,995	(4,406)	(10,309)	(5,300)	(21,064)
Total stockholders’ equity	1,221,374	1,246,497	1,269,253	1,280,530	1,419,101	1,426,500	1,400,584	1,443,456	1,461,513
Total liabilities and stockholders' equity	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882
Reconciling items:	—	—	—	—	—	—	—	—	—
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493	(4,380)	(7,253)
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)	(135)	(116)
Total reconciling items	42,791	47,479	49,829	47,048	39,573	13,903	1,357	(4,515)	(7,370)
Total stockholders’ equity	$1,221,374	$1,246,497	$1,269,253	$1,280,530	$1,419,101	$1,426,500	$1,400,584	$1,443,456	$1,461,513

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972
Net Income	56,874	52,069	63,107	66,635	168,443	65,714	86,699	85,139	86,541
Shareholder dividends	(8,410)	(8,882)	(8,799)	(9,120)	(9,020)	(11,278)	(11,086)	(10,920)	(10,856)
Retirement of shares and warrants	(18,697)	(36,353)	(45,185)	(57,916)	(17,318)	(51,563)	(87,448)	(34,508)	(43,338)
Net foreign currency translation adjustment	(4,966)	1,111	6,681	9,893	(497)	(8,402)	(5,903)	5,009	(15,765)
Other, net	4,653	12,489	4,602	4,565	4,437	38,598	4,367	4,024	4,328
Balance, end of period	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814
General expenses deferred	8,226	9,489	9,061	9,350	8,887	9,599	9,800	8,886	8,497
Commission costs deferred	89,647	95,923	99,341	102,113	99,411	104,314	103,192	100,890	96,697
Amortization of deferred policy acquisition costs	(53,305)	(51,850)	(47,861)	(53,384)	(56,304)	(60,165)	(53,847)	(59,534)	(66,184)
Foreign currency impact and other, net	(3,957)	1,054	5,653	8,166	(224)	(6,655)	(4,684)	4,127	(12,904)
Balance, end of period	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	43,452,234	43,179,898	(1,629,535)	-3.6%	45,598,180	43,854,102	(1,744,078)	-3.8%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$86,541	$(81,902)	-48.6%	$350,255	$324,093	$(26,161)	-7.5%
Less income attributable to unvested participating securities	(421)	(430)	(465)	(1,171)	(425)	(483)	(485)	(487)	684	58.4%	(2,526)	(1,894)	632	25.0%
Net income used in computing basic EPS	$51,648	$62,677	$66,170	$167,272	$65,289	$86,216	$84,654	$86,054	$(81,218)	-48.6%	$347,729	$322,200	$(25,529)	-7.3%
Basic earnings per share	$1.12	$1.36	$1.46	$3.73	$1.46	$1.96	$1.95	$1.99	$(1.74)	-46.6%	$7.63	$7.35	$(0.28)	-3.7%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$87,641	$15,383	21.3%	$253,893	$324,330	$70,437	27.7%
Less operating income attributable to unvested participating securities	(421)	(430)	(465)	(502)	(428)	(479)	(482)	(493)	9	1.8%	(1,831)	(1,895)	(64)	-3.5%
Adjusted net operating income used in computing basic operating EPS	$51,556	$62,609	$66,156	$71,755	$65,787	$85,506	$84,008	$87,147	$15,392	21.5%	$252,062	$322,435	$70,373	27.9%
Basic adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.94	$1.93	$2.02	$0.42	26.0%	$5.53	$7.35	$1.82	33.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	43,452,234	43,179,898	(1,629,535)	-3.6%	45,598,180	43,854,102	(1,744,078)	-3.8%
Dilutive impact of contingently issuable shares	72,947	86,550	89,455	107,386	115,421	140,567	136,628	131,384	23,998	22.3%	91,012	131,046	40,034	44.0%
Shares used to calculate diluted EPS	46,374,286	46,070,333	45,407,096	44,916,819	44,855,285	44,206,539	43,588,862	43,311,282	(1,605,537)	-3.6%	45,689,192	43,985,148	(1,704,044)	-3.7%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$86,541	$(81,902)	-48.6%	$350,255	$324,093	$(26,161)	-7.5%
Less income attributable to unvested participating securities	(421)	(430)	(464)	(1,169)	(424)	(481)	(484)	(486)	683	58.4%	(2,521)	(1,889)	632	25.1%
Net income used in computing diluted EPS	$51,648	$62,677	$66,171	$167,275	$65,290	$86,217	$84,655	$86,055	$(81,219)	-48.6%	$347,734	$322,205	$(25,529)	-7.3%
Diluted earnings per share	$1.11	$1.36	$1.46	$3.72	$1.46	$1.95	$1.94	$1.99	$(1.74)	-46.6%	$7.61	$7.33	$(0.29)	-3.8%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$87,641	$15,383	21.3%	$253,893	$324,330	$70,437	27.7%
Less operating income attributable to unvested participating securities	(420)	(429)	(464)	(501)	(427)	(478)	(480)	(492)	9	1.9%	(1,828)	(1,890)	(62)	-3.4%
Adjusted net operating income used in computing diluted operating EPS	$51,556	$62,609	$66,156	$71,756	$65,788	$85,507	$84,009	$87,149	$15,392	21.5%	$252,065	$322,440	$70,374	27.9%
Diluted adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.93	$1.93	$2.01	$0.41	26.0%	$5.52	$7.33	$1.81	32.9%

																	YOY Q4							YOY YTD
	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Q1 2018		Q2 2018		Q3 2018		Q4 2018		$/# Change		% Change	YTD 2017		YTD 2018		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,233,936		$1,257,875		$1,274,892		$1,349,815		$1,422,801		$1,413,542		$1,422,020		$1,452,485		$102,669		7.6%	$1,279,129		$1,427,712		$148,582		11.6%
Average adjusted stockholders' equity	$1,188,801		$1,209,221		$1,226,453		$1,306,505		$1,396,063		$1,405,912		$1,423,599		$1,458,427		$151,922		11.6%	$1,232,745		$1,421,000		$188,255		15.3%

Net income return on stockholders' equity	16.9%		20.1%		20.9%		49.9%		18.5%		24.5%		23.9%		23.8%		-26.1%		nm	27.4%		22.7%		-4.7%		nm
Net income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		51.6%		18.8%		24.7%		23.9%		23.7%		-27.8%		nm	28.4%		22.8%		-5.6%		nm

Adjusted net operating income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		22.1%		19.0%		24.5%		23.7%		24.0%		1.9%		nm	20.6%		22.8%		2.2%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.7%		22.6%		20.8%		20.7%		21.1%		20.6%		20.4%		-0.5%		nm	20.8%		20.4%		-0.5%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.1	x	2.1	x	2.2	x	2.2	x	2.3	x	0.2	x	nm	2.1	x	2.3	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.3	x	2.3	x	2.2	x	2.2	x	2.2	x	2.2	x	2.3	x	0.1	x	nm	2.2	x	2.3	x	0.1	x	nm

Share count, end of period (2)	45,549,739		45,034,788		44,380,349		44,251,256		43,953,046		43,168,005		42,976,742		42,694,258		(1,556,998)		-3.5%	44,251,256		42,694,258		(1,556,998)		-3.5%
Adjusted stockholders' equity per share	$26.32		$27.08		$27.79		$31.17		$32.14		$32.41		$33.69		$34.40		$3.23		10.4%	$31.17		$34.40		$3.23		10.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$627,698	$637,426	$646,079	$650,906	$656,087	$667,191	$670,222	$673,605	$22,699	3.5%	$2,562,109	$2,667,104	$104,995	4.1%
Ceded premiums	(399,769)	(406,043)	(397,641)	(397,318)	(394,249)	(403,449)	(391,175)	(392,290)	5,028	1.3%	(1,600,771)	(1,581,164)	19,607	1.2%
Net premiums	227,929	231,384	248,438	253,587	261,838	263,741	279,047	281,314	27,727	10.9%	961,338	1,085,940	124,602	13.0%
Net investment income	19,894	19,742	19,922	19,459	19,017	20,030	20,622	21,760	2,301	11.8%	79,017	81,430	2,413	3.1%
Commissions and fees:	—	—	—	—	—	—	—	—	—	0.0%	—	—	—	0.0%
Sales-based (1)	60,517	60,692	53,488	58,307	64,461	64,307	64,181	67,041	8,734	15.0%	233,005	259,991	26,986	11.6%
Asset-based (2)	64,474	67,424	70,279	72,982	74,649	75,672	78,318	75,012	2,030	2.8%	275,158	303,652	28,494	10.4%
Account-based (3)	13,217	13,282	13,811	14,720	20,595	20,438	20,306	20,463	5,743	39.0%	55,030	81,802	26,772	48.7%
Other commissions and fees	6,060	6,919	7,049	8,097	7,122	7,523	8,074	9,444	1,348	16.6%	28,125	32,163	4,038	14.4%
Realized investment (losses) gains	134	104	22	1,079	(1,656)	1,313	(126)	(1,651)	(2,730)	nm	1,339	(2,121)	(3,460)	nm
Other, net	12,939	14,150	14,291	14,710	13,897	14,790	14,359	13,940	(770)	-5.2%	56,091	56,987	896	1.6%
Total revenues	405,164	413,696	427,300	442,941	459,923	467,814	484,781	487,324	44,383	10.0%	1,689,102	1,899,843	210,741	12.5%
Benefits and expenses:
Benefits and claims	102,385	99,512	105,864	108,259	116,890	105,069	118,787	116,837	8,578	7.9%	416,019	457,583	41,564	10.0%
Amortization of DAC	51,850	47,861	53,384	56,304	60,165	53,847	59,534	66,184	9,880	17.5%	209,399	239,730	30,331	14.5%
Insurance commissions	4,899	5,157	5,593	5,459	5,877	6,417	6,584	5,612	154	2.8%	21,108	24,490	3,382	16.0%
Insurance expenses	37,621	36,920	37,636	35,102	41,109	43,451	41,925	41,671	6,569	18.7%	147,280	168,156	20,877	14.2%
Sales commissions:	—	—	—	—	—	—	—	—	—	0.0%	—	—	—	0.0%
Sales-based (1)	43,209	43,253	38,338	41,261	46,259	45,905	45,634	47,424	6,163	14.9%	166,061	185,221	19,160	11.5%
Asset-based (2)	27,630	28,965	30,220	31,698	32,484	33,350	34,813	33,297	1,599	5.0%	118,513	133,943	15,430	13.0%
Other sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	4,141	4,602	738	19.1%	13,414	16,220	2,806	20.9%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	7,216	7,192	49	0.7%	28,488	28,809	322	1.1%
Other operating expenses	52,736	45,274	45,528	45,762	63,228	55,083	54,712	56,584	10,822	23.6%	189,301	229,606	40,306	21.3%
Total benefits and expenses	330,322	317,308	327,100	334,852	376,961	354,050	373,346	379,403	44,551	13.3%	1,309,582	1,483,760	174,177	13.3%
Income before income taxes	74,841	96,389	100,200	108,089	82,962	113,764	111,435	107,922	(167)	-0.2%	379,519	416,083	36,564	9.6%
Income taxes	22,772	33,282	33,565	(60,355)	17,248	27,065	26,296	21,380	81,735	135.4%	29,265	91,990	62,725	nm
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$86,541	$(81,902)	-48.6%	$350,255	$324,093	$(26,161)	-7.5%

Income Before Income Taxes by Segment
Term Life	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$72,117	$3,879	5.7%	$245,657	$281,903	$36,246	14.8%
Investment & Savings Products	37,119	39,684	39,050	46,982	39,985	43,228	45,052	45,647	(1,335)	-2.8%	162,835	173,911	11,076	6.8%
Corporate & Other Distributed Products	(11,300)	(5,149)	(5,392)	(7,131)	(16,644)	(5,291)	(7,954)	(9,842)	(2,711)	-38.0%	(28,973)	(39,731)	(10,758)	-37.1%
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$111,435	$107,922	$(167)	-0.2%	$379,519	$416,083	$36,564	9.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$667,776	$23,402	3.6%	$2,534,068	$2,640,830	$106,761	4.2%
Less: Premiums ceded to IPO Coinsurers	312,982	308,323	304,580	300,144	294,301	290,956	284,742	281,265	(18,879)	-6.3%	1,226,028	1,151,264	(74,764)	-6.1%
Term Life adjusted direct premiums	$307,397	$322,163	$334,251	$344,230	$355,065	$369,548	$378,441	$386,511	$42,281	12.3%	$1,308,041	$1,489,566	$181,525	13.9%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,077)	$(404,175)	$(395,772)	$(394,987)	$(392,561)	$(401,686)	$(389,332)	$(390,173)	$4,814	1.2%	$(1,593,011)	$(1,573,751)	$19,260	1.2%
Less: Premiums ceded to IPO Coinsurers	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	(281,265)	18,879	6.3%	(1,226,028)	(1,151,264)	74,764	6.1%
Term Life other ceded premiums	$(85,095)	$(95,852)	$(91,193)	$(94,843)	$(98,260)	$(110,730)	$(104,590)	$(108,908)	$(14,065)	-14.8%	$(366,983)	$(422,487)	$(55,504)	-15.1%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$20,622	$21,760	$2,301	11.8%	$79,017	$81,430	$2,413	3.1%
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	280	nm	nm	—	(1,680)	nm	nm
Adjusted net investment income	$19,894	$19,742	$19,922	$19,459	$20,305	$20,405	$20,920	$21,480	$2,022	10.4%	$79,017	$83,110	$4,093	5.2%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$405,164	$413,696	$427,300	$442,941	$459,923	$467,814	$484,781	$487,324	$44,383	10.0%	$1,689,102	$1,899,843	$210,741	12.5%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	(126)	(1,651)	nm	nm	1,339	(2,121)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	280	nm	nm	—	(1,680)	nm	nm
Adjusted operating revenues	$405,030	$413,592	$427,278	$441,862	$462,866	$466,877	$485,205	$488,695	$46,833	10.6%	$1,687,763	$1,903,644	$215,881	12.8%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$111,435	$107,922	$(167)	-0.2%	$379,519	$416,083	$36,564	9.6%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	(126)	(1,651)	nm	nm	1,339	(2,121)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	280	nm	nm	—	(1,680)	nm	nm
Adjusted operating income before income taxes	$74,708	$96,285	$100,178	$107,010	$85,906	$112,827	$111,859	$109,293	$2,283	2.1%	$378,180	$419,884	$41,704	11.0%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$86,541	$(81,902)	-48.6%	$350,255	$324,093	$(26,161)	-7.5%
Less: Income before income taxes reconciling items	134	104	22	1,079	(2,944)	937	(424)	(1,371)	nm	nm	1,339	(3,801)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(41)	(36)	(8)	(350)	675	(223)	104	272	nm	nm	(434)	827	nm	nm
Less: Transition impact of tax reform (1)	—	—	—	95,457	1,768	—	970	—	nm	nm	95,457	2,737	nm	nm
Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$87,641	$15,383	21.3%	$253,893	$324,330	$70,437	27.7%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$667,776	$23,402	3.6%	$2,534,068	$2,640,830	$106,761	4.2%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	(281,265)	18,879	6.3%	(1,226,028)	(1,151,264)	74,764	6.1%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	378,441	386,511	42,281	12.3%	1,308,041	1,489,566	181,525	13.9%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(104,590)	(108,908)	(14,065)	-14.8%	(366,983)	(422,487)	(55,504)	-15.1%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	273,851	277,603	28,217	11.3%	941,057	1,067,078	126,021	13.4%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	3,506	3,907	1,152	41.8%	9,931	13,747	3,816	38.4%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	10,615	10,431	(460)	-4.2%	41,236	42,374	1,138	2.8%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	287,972	291,941	28,909	11.0%	992,224	1,123,199	130,975	13.2%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	113,988	113,201	9,642	9.3%	398,212	441,775	43,563	10.9%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	56,904	63,779	7,485	13.3%	201,751	228,613	26,862	13.3%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	2,936	2,244	445	24.7%	6,728	10,263	3,535	52.5%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	39,807	40,600	7,458	22.5%	139,876	160,645	20,769	14.8%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	213,635	219,824	25,030	12.8%	746,567	841,297	94,730	12.7%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$72,117	$3,879	5.7%	$245,657	$281,903	$36,246	14.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$64,181	$67,041	$8,734	15.0%	$233,005	$259,991	$26,986	11.6%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	78,318	75,012	2,030	2.8%	275,158	303,652	28,494	10.4%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	20,306	20,463	5,743	39.0%	55,030	81,802	26,772	48.7%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	2,464	2,408	(91)	-3.7%	9,555	9,631	76	0.8%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	165,269	164,924	16,416	11.1%	572,747	655,075	82,328	14.4%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	2,349	1,896	2,552	nm	6,168	9,766	3,598	58.3%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	3,193	3,042	(236)	-7.2%	12,505	12,567	62	0.5%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	45,634	47,424	6,163	14.9%	166,061	185,221	19,160	11.5%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	34,813	33,297	1,599	5.0%	118,513	133,943	15,430	13.0%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	34,228	33,619	7,674	29.6%	106,664	139,667	33,003	30.9%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	120,217	119,277	17,751	17.5%	409,912	481,164	71,252	17.4%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$45,052	$45,647	$(1,335)	-2.8%	$162,835	$173,911	$11,076	6.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,319	$6,941	$7,249	$6,532	$6,721	$6,686	$7,039	$5,829	$(703)	-10.8%	$28,041	$26,274	$(1,766)	-6.3%
Ceded premiums	(1,692)	(1,868)	(1,869)	(2,331)	(1,688)	(1,763)	(1,843)	(2,118)	214	9.2%	(7,760)	(7,413)	347	4.5%
Net premiums	5,627	5,073	5,380	4,201	5,033	4,923	5,195	3,711	(490)	-11.7%	20,281	18,862	(1,419)	-7.0%
Allocated net investment income	17,591	17,395	17,395	16,705	17,216	17,159	17,413	17,574	869	5.2%	69,086	69,363	277	0.4%
Commissions and fees:
Prepaid Legal Services	2,946	3,063	3,182	3,318	3,669	3,607	4,431	4,586	1,269	38.2%	12,509	16,293	3,785	30.3%
Auto and Homeowners Insurance	1,815	2,166	1,980	2,238	1,347	1,800	1,516	2,386	149	6.6%	8,199	7,048	(1,151)	-14.0%
Other sales commissions	1,299	1,689	1,887	2,541	2,106	2,116	2,127	2,472	(70)	-2.7%	7,417	8,821	1,404	18.9%
Other, net	1,294	1,530	1,156	1,320	1,145	1,453	1,281	1,102	(219)	-16.6%	5,300	4,982	(318)	-6.0%
Adjusted operating revenues	30,572	30,917	30,981	30,323	30,516	31,058	31,964	31,831	1,508	5.0%	122,792	125,369	2,578	2.1%

Benefits and expenses:
Benefits and claims	4,615	3,980	4,513	4,700	4,059	3,314	4,799	3,636	(1,064)	-22.6%	17,807	15,808	(1,999)	-11.2%
Amortization of DAC	(17)	613	218	666	50	510	282	509	(157)	-23.6%	1,480	1,351	(129)	-8.7%
Insurance commissions	532	461	500	382	450	428	455	326	(55)	-14.5%	1,875	1,660	(215)	-11.5%
Insurance expenses	1,904	1,988	1,551	1,961	2,153	2,169	2,118	1,071	(889)	-45.4%	7,404	7,511	107	1.5%
Sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	4,141	4,602	738	19.1%	13,414	16,220	2,806	20.9%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	7,216	7,192	49	0.7%	28,488	28,809	322	1.1%
Other operating expenses	24,980	18,763	19,077	19,817	26,554	19,936	20,484	22,965	3,148	15.9%	82,636	89,939	7,303	8.8%
Benefits and expenses	42,006	36,170	36,395	38,532	44,216	37,287	39,495	40,301	1,769	4.6%	153,103	161,299	8,196	5.4%
Adjusted operating income before income taxes	$(11,434)	$(5,254)	$(5,415)	$(8,209)	$(13,700)	$(6,228)	$(7,531)	$(8,471)	$(261)	-3.2%	$(30,312)	$(35,930)	$(5,618)	-18.5%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$667,776	$23,402	3.6%	$2,534,068	$2,640,830	$106,761	4.2%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	(281,265)	18,879	6.3%	(1,226,028)	(1,151,264)	74,764	6.1%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	378,441	386,511	42,281	12.3%	1,308,041	1,489,566	181,525	13.9%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(104,590)	(108,908)	(14,065)	-14.8%	(366,983)	(422,487)	(55,504)	-15.1%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	273,851	277,603	28,217	11.3%	941,057	1,067,078	126,021	13.4%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	3,506	3,907	1,152	41.8%	9,931	13,747	3,816	38.4%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	10,615	10,431	(460)	-4.2%	41,236	42,374	1,138	2.8%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	287,972	291,941	28,909	11.0%	992,224	1,123,199	130,975	13.2%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	113,988	113,201	9,642	9.3%	398,212	441,775	43,563	10.9%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	56,904	63,779	7,485	13.3%	201,751	228,613	26,862	13.3%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	2,936	2,244	445	24.7%	6,728	10,263	3,535	52.5%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	39,807	40,600	7,458	22.5%	139,876	160,645	20,769	14.8%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	213,635	219,824	25,030	12.8%	746,567	841,297	94,730	12.7%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$72,117	$3,879	5.7%	$245,657	$281,903	$36,246	14.8%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$227,390	$240,580	$250,457	$258,524	$267,615	$280,209	$287,554	$294,006	$35,482	13.7%	$976,952	$1,129,385	$152,433	15.6%
Legacy direct premiums (5)	392,989	389,906	388,373	385,849	381,751	380,295	375,629	373,770	(12,079)	-3.1%	1,557,117	1,511,445	(45,672)	-2.9%
Total direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$667,776	$23,402	3.6%	$2,534,068	$2,640,830	$106,761	4.2%

Premiums ceded to IPO coinsurers	$312,982	$308,323	$304,580	$300,144	$294,301	$290,956	$284,742	$281,265	$(18,879)	-6.3%	$1,226,028	$1,151,264	$(74,764)	-6.1%
% of Legacy direct premiums	79.6%	79.1%	78.4%	77.8%	77.1%	76.5%	75.8%	75.3%	nm	nm	78.7%	76.2%	nm	nm

Benefits and claims, net (6)	$182,866	$191,384	$192,544	$198,402	$211,091	$212,485	$218,577	$222,109	$23,707	11.9%	$765,195	$864,262	$99,067	12.9%
% of adjusted direct premiums	59.5%	59.4%	57.6%	57.6%	59.5%	57.5%	57.8%	57.5%	nm	nm	58.5%	58.0%	nm	nm

DAC amortization & insurance commissions	$51,542	$46,584	$52,260	$58,094	$58,901	$54,113	$59,839	$66,023	$7,930	13.6%	$208,479	$238,876	$30,397	14.6%
% of adjusted direct premiums	16.8%	14.5%	15.6%	16.9%	16.6%	14.6%	15.8%	17.1%	nm	nm	15.9%	16.0%	nm	nm

Insurance expenses, net (7)	$26,271	$24,687	$25,431	$22,251	$28,541	$30,369	$29,193	$30,169	$7,918	35.6%	$98,640	$118,272	$19,631	19.9%
% of adjusted direct premiums	8.5%	7.7%	7.6%	6.5%	8.0%	8.2%	7.7%	7.8%	nm	nm	7.5%	7.9%	nm	nm

Total Term Life income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$72,117	$3,879	5.7%	$245,657	$281,903	$36,246	14.8%
Term Life operating margin (8)	15.9%	19.2%	19.9%	19.8%	16.8%	20.5%	19.6%	18.7%	nm	nm	18.8%	18.9%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	116,827	117,907	121,471	124,436	126,121	127,182	130,156	130,658	6,222	5.0%	116,827	126,121	9,294	8.0%
New life-licensed representatives	10,903	12,947	12,783	11,902	11,730	13,544	11,715	11,052	(850)	-7.1%	48,535	48,041	(494)	-1.0%
Non-renewal and terminated representatives	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)	(11,213)	(10,974)	(757)	-7.4%	(39,241)	(43,426)	(4,185)	-10.7%
Life-insurance licensed sales force, end of period	117,907	121,471	124,436	126,121	127,182	130,156	130,658	130,736	4,615	3.7%	126,121	130,736	4,615	3.7%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1	$64.6	$62.4	$(5.2)	-7.8%	$263.1	$258.5	$(4.6)	-1.8%
Additions and increases in premium	15.1	16.5	16.4	17.5	16.9	18.7	18.4	19.1	1.5	8.8%	65.5	73.0	7.5	11.4%
Total estimated annualized issued term life premium	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8	$82.9	$81.4	$(3.7)	-4.4%	$328.6	$331.5	$2.9	0.9%

Issued term life policies	70,642	84,033	78,056	80,068	70,821	83,754	74,892	72,122	(7,946)	-9.9%	312,799	301,589	(11,210)	-3.6%
Estimated average annualized issued term life premium per policy (1)(2)	$841	$836	$843	$845	$853	$849	$862	$865	$20	2.4%	$841	$857	$16	1.9%

Term life face amount in-force, beginning of period ($mills)	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276	$23,865	3.2%	$728,385	$763,831	$35,446	4.9%
Issued term life face amount (3)	21,628	25,458	24,035	24,515	22,258	26,001	23,728	23,222	(1,292)	-5.3%	95,635	95,209	(426)	-0.4%
Terminated term life face amount	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)	(17,638)	(18,525)	(596)	-3.3%	(65,958)	(70,291)	(4,333)	-6.6%
Foreign currency impact, net	447	2,207	3,280	(165)	(2,570)	(1,788)	1,582	(4,932)	(4,767)	nm	5,769	(7,708)	(13,477)	nm
Term life face amount in-force, end of period	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276	$781,041	$17,210	2.3%	$763,831	$781,041	$17,210	2.3%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$64,181	$67,041	$8,734	15.0%	$233,005	$259,991	$26,986	11.6%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	78,318	75,012	2,030	2.8%	275,158	303,652	28,494	10.4%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	20,306	20,463	5,743	39.0%	55,030	81,802	26,772	48.7%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	2,464	2,408	(91)	-3.7%	9,555	9,631	76	0.8%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	165,269	164,924	16,416	11.1%	572,747	655,075	82,328	14.4%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	2,349	1,896	2,552	nm	6,168	9,766	3,598	58.3%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	3,193	3,042	(236)	-7.2%	12,505	12,567	62	0.5%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	45,634	47,424	6,163	14.9%	166,061	185,221	19,160	11.5%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	34,813	33,297	1,599	5.0%	118,513	133,943	15,430	13.0%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	34,228	33,619	7,674	29.6%	106,664	139,667	33,003	30.9%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	120,217	119,277	17,751	17.5%	409,912	481,164	71,252	17.4%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$45,052	$45,647	$(1,335)	-2.8%	$162,835	$173,911	$11,076	6.8%

Financial Analysis

Fees paid based on client asset values (1)	$4,884	$5,088	$5,440	$5,697	$5,690	$5,833	$6,037	$5,962	$265	4.7%	$21,109	$23,522	$2,412	11.4%
Fees paid based on fee-generating positions (2)	5,017	4,590	4,495	4,537	12,495	10,854	10,223	10,219	5,682	125.2%	18,639	43,792	25,153	134.9%
Other operating expenses	17,855	16,834	16,516	15,711	18,488	18,460	17,968	17,437	1,726	11.0%	66,916	72,354	5,437	8.1%
Total other operating expenses	$27,756	$26,512	$26,451	$25,945	$36,673	$35,147	$34,228	$33,619	$7,674	29.6%	$106,664	$139,667	$33,003	30.9%

Sales-based net revenue as % of revenue-generating sales (3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	—	—	0.00%	0.00%	—	—
U.S.	1.27%	1.25%	1.26%	1.28%	1.24%	1.27%	1.26%	1.35%	nm	nm	1.26%	1.28%	nm	nm
Canada	1.01%	0.99%	0.98%	0.97%	1.05%	0.95%	0.90%	0.90%	nm	nm	0.99%	0.96%	nm	nm
Total	1.23%	1.21%	1.22%	1.24%	1.20%	1.22%	1.21%	1.29%	nm	nm	1.22%	1.23%	nm	nm

Asset-based net revenue as % of average asset values (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	—	—	0.00%	0.00%	—	—
U.S.	0.035%	0.036%	0.036%	0.036%	0.036%	0.037%	0.037%	0.037%	nm	nm	0.143%	0.148%	nm	nm
Canada	0.129%	0.123%	0.120%	0.154%	0.111%	0.123%	0.121%	0.122%	nm	nm	0.527%	0.478%	nm	nm
Total	0.051%	0.050%	0.050%	0.055%	0.048%	0.051%	0.050%	0.051%	nm	nm	0.206%	0.200%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.84	$2.98	$3.20	$3.52	$2.90	$3.49	$3.70	$3.80	nm	nm	$12.54	$13.87	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$752.2	$804.2	$707.4	$752.7	$792.4	$800.6	$763.3	$767.8	$15.1	2.0%	$3,016.5	$3,124.0	$107.6	3.6%
Canada Retail Mutual Funds	232.8	182.7	170.8	199.3	276.2	199.2	181.7	182.6	(16.7)	-8.4%	785.6	839.7	54.1	6.9%
Indexed Annuities	80.9	83.6	64.2	58.4	67.5	71.9	78.8	88.2	29.8	51.1%	287.0	306.5	19.4	6.8%
Variable Annuities and other	346.2	366.5	301.7	368.2	376.1	432.2	504.5	476.8	108.6	29.5%	1,382.6	1,789.6	406.9	29.4%
Total sales-based revenue generating product sales	1,412.2	1,437.0	1,244.1	1,378.5	1,512.2	1,504.0	1,528.3	1,515.3	136.9	9.9%	5,471.7	6,059.8	588.1	10.7%
Managed Accounts	70.8	72.4	125.4	159.7	188.8	204.3	190.5	169.4	9.7	6.1%	428.2	753.0	324.8	75.9%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	43.7	50.9	(13.8)	-21.3%	292.3	227.3	(65.0)	-22.2%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$132.8	8.3%	$6,192.2	$7,040.1	$847.9	13.7%

Canada Retail Mutual Funds	$232.8	$182.7	$170.8	$199.3	$276.2	$199.2	$181.7	$182.6	$(16.7)	-8.4%	$785.6	$839.7	$54.1	6.9%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	43.7	50.9	(13.8)	-21.3%	292.3	227.3	(65.0)	-22.2%
Total Canada product sales	335.2	246.2	232.5	264.0	358.2	249.8	225.4	233.6	(30.5)	-11.5%	1,077.9	1,067.0	(10.9)	-1.0%
Total U.S. product sales	1,250.1	1,326.6	1,198.7	1,338.8	1,424.8	1,509.1	1,537.1	1,502.1	163.3	12.2%	5,114.3	5,973.1	858.8	16.8%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$132.8	8.3%	$6,192.2	$7,040.1	$847.9	13.7%

Client asset values, beginning of period ($mills)	$52,339	$54,925	$56,591	$58,671	$61,167	$60,821	$61,777	$64,234	$5,563	9.5%	$52,339	$61,167	$8,828	16.9%
Inflows	1,585	1,573	1,431	1,603	1,783	1,759	1,762	1,736	133	8.3%	6,192	7,040	848	13.7%
Outflows (1)	(1,266)	(1,318)	(1,258)	(1,306)	(1,571)	(1,498)	(1,499)	(1,376)	(71)	-5.4%	(5,147)	(5,944)	(798)	-15.5%
Net flows	320	255	174	297	212	261	264	360	62	20.9%	1,046	1,096	50	nm
Foreign currency impact, net	47	241	354	(18)	(283)	(195)	174	(543)	(526)	nm	624	(847)	(1,472)	nm
Change in market value, net and other (2)	2,219	1,170	1,552	2,217	(276)	891	2,019	(6,346)	(8,563)	nm	7,158	(3,712)	(10,870)	nm
Client asset values, end of period	$54,925	$56,591	$58,671	$61,167	$60,821	$61,777	$64,234	$57,704	$(3,463)	-5.7%	$61,167	$57,704	$(3,463)	-5.7%
Annualized net flows as % of beginning of period asset values	2.4%	1.9%	1.2%	2.0%	1.4%	1.7%	1.7%	2.2%	0.2%	nm	2.0%	1.8%	-0.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$26,899	$27,890	$28,756	$29,826	$30,674	$30,348	$31,439	$30,156	$331	1.1%	$28,343	$30,654	$2,311	8.2%
Canada Retail Mutual Funds	6,434	6,673	6,960	7,255	7,508	7,444	7,610	7,252	(3)	nm	6,831	7,454	623	9.1%
Managed Accounts	1,954	2,084	2,246	2,494	2,739	2,930	3,179	3,189	694	27.8%	2,195	3,009	814	37.1%
Indexed Annuities	1,699	1,774	1,836	1,890	1,939	1,997	2,049	2,117	227	12.0%	1,800	2,025	226	12.5%
Variable Annuities and other	14,505	14,982	15,394	15,928	16,333	16,176	16,669	15,982	54	0.3%	15,202	16,290	1,088	7.2%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	2,417	2,311	(202)	-8.0%	2,420	2,410	(10)	-0.4%
Total	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363	$61,006	$1,100	1.8%	$56,791	$61,842	$5,052	8.9%

Canada Retail Mutual Funds	$6,434	$6,673	$6,960	$7,255	$7,508	$7,444	$7,610	$7,252	$(3)	nm	$6,831	$7,454	$623	9.1%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	2,417	2,311	(202)	-8.0%	2,420	2,410	(10)	-0.4%
Total Canada average client assets	8,765	9,048	9,423	9,768	10,018	9,846	10,027	9,562	(206)	-2.1%	9,251	9,864	613	6.6%
Total U.S. average client assets	45,058	46,730	48,233	50,138	51,685	51,451	53,336	51,444	1,306	2.6%	47,540	51,979	4,439	9.3%
Total average client assets	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363	$61,006	$1,100	1.8%	$56,791	$61,842	$5,052	8.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,218	2,237	2,235	2,215	2,130	2,086	2,066	2,042	(173)	-7.8%	2,226	2,081	(145)	-6.5%
Recordkeeping only	670	676	678	677	665	660	657	652	(25)	-3.8%	675	658	(17)	-2.5%
Total	2,887	2,913	2,913	2,892	2,795	2,746	2,723	2,694	(198)	-6.9%	2,901	2,739	(162)	-5.6%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2018
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$270,309	$270,309	$-	11.3%	11.3%

Fixed Income:
Treasury	28,435	28,169	266	1.2%	1.2%	2.42%	AAA
Government	195,608	192,581	3,026	8.2%	8.0%	3.32%	AA-
Tax-Exempt Municipal	6,483	6,338	145	0.3%	0.3%	3.33%	A-
Corporate	1,319,985	1,330,907	(10,922)	55.2%	55.4%	3.94%	BBB+
Mortgage-Backed	191,732	191,083	649	8.0%	8.0%	3.52%	AAA
Asset-Backed	75,753	76,004	(251)	3.2%	3.2%	3.19%	AA
CMBS	132,822	132,739	82	5.6%	5.5%	4.60%	AAA
Private	129,558	131,663	(2,105)	5.4%	5.5%	4.73%	BBB
Redeemable Preferred	2,869	2,947	(78)	0.1%	0.1%	5.79%	BBB
Total Fixed Income	2,083,245	2,092,432	(9,188)	87.1%	87.2%	3.89%	A

Equities:
Perpetual Preferred	15,272	15,272	-	0.6%	0.6%
Common Stock	16,685	16,685	0	0.7%	0.7%
Mutual Fund	5,722	5,722	0	0.2%	0.2%
Other	-	-	-	0.0%	0.0%
Total Equities	37,679	37,679	0	1.6%	1.6%

Total Invested Assets	$2,391,233	$2,400,420	$(9,188)	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$187,784	$189,174	$(1,391)	14.2%	14.2%
Consumer Non Cyclical	166,126	167,550	(1,425)	12.6%	12.6%
Reits	125,662	126,071	(409)	9.5%	9.5%
Energy	114,139	116,273	(2,134)	8.6%	8.7%
Insurance	103,183	104,057	(874)	7.8%	7.8%
Technology	101,165	101,969	(804)	7.7%	7.7%
Communications	90,084	89,944	139	6.8%	6.8%
Consumer Cyclical	88,623	88,938	(315)	6.7%	6.7%
Capital Goods	83,989	86,067	(2,078)	6.4%	6.5%
Electric	72,929	73,055	(126)	5.5%	5.5%
Basic Industry	68,342	68,499	(158)	5.2%	5.1%
Transportation	50,546	51,699	(1,152)	3.8%	3.9%
Brokerage	35,231	35,132	99	2.7%	2.6%
Finance Companies	13,659	13,924	(265)	1.0%	1.0%
Industrial Other	11,415	11,381	34	0.9%	0.9%
Natural Gas	4,424	4,395	29	0.3%	0.3%
Financial Other	1,699	1,780	(81)	0.1%	0.1%
Utility Other	986	998	(12)	0.1%	0.1%
Total Corporate portfolio	$1,319,985	$1,330,907	$(10,922)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$274,384	$272,978	$1,405	13.2%	13.0%	4.50%
1-2 Yrs.	223,621	223,331	290	10.7%	10.7%	3.75%
2-5 Yrs.	846,922	850,060	(3,138)	40.7%	40.6%	3.68%
5-10 Yrs.	681,910	691,933	(10,023)	32.7%	33.1%	3.91%
> 10 Yrs.	56,408	54,130	2,278	2.7%	2.6%	4.56%
Total Fixed Income	$2,083,245	$2,092,432	$(9,188)	100.0%	100.0%	3.89%

Duration

Fixed Income portfolio duration	3.5	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of December 31, 2018	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$444,466	21.2%
AA	217,541	10.4%
A	469,044	22.4%
BBB	898,694	42.9%
Below Investment Grade	59,368	2.8%
NA	3,319	0.2%
Total Fixed Income	$2,092,432	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$12,594	0.9%	AAA	$-	—
AA	104,105	7.8%	AA	1,032	0.8%
A	391,646	29.4%	A	12,713	9.7%
BBB	766,615	57.6%	BBB	115,927	88.0%
Below Investment Grade	54,997	4.1%	Below Investment Grade	1,990	1.5%
NA	950	0.1%	NA	-	—
Total Corporate	$1,330,907	100.0%	Total Private	$131,663	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$127,670	96.2%	AAA	$189,274	99.1%
AA	-	—	AA	268	0.1%
A	4,176	3.1%	A	1,174	0.6%
BBB	-	—	BBB	252	0.1%
Below Investment Grade	894	0.7%	Below Investment Grade	62	0.0%
NA	-	—	NA	54	0.0%
Total CMBS	$132,739	100.0%	Total Mortgage-Backed	$191,083	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$46,468	61.1%	AAA	$67,947	30.8%
AA	6,006	7.9%	AA	105,803	47.9%
A	19,748	26.0%	A	37,612	17.0%
BBB	1,309	1.7%	BBB	8,120	3.7%
Below Investment Grade	157	0.2%	Below Investment Grade	1,269	0.6%
NA	2,315	3.0%	NA	0	0.0%
Total Asset-Backed	$76,004	100.0%	Total Treasury & Government	$220,750	100.0%

NAIC Designations

1	$939,746	52.7%
2	784,186	44.0%
3	47,403	2.7%
4	11,938	0.7%
5	961	0.1%
6	3	0.0%	`
U.S. Insurer Fixed Income (2)	1,784,237	100.0%
Other (3)	345,874
Cash and cash equivalents	270,309
Total Invested Assets	$2,400,420

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,069	$19,200	$19,268	$19,340	$19,289	$19,743	$20,142	$20,183	$843	nm
Fixed-maturity securities (held-to-maturity)	5,718	6,087	7,231	7,829	8,373	9,052	9,592	10,467	2,638	33.7%
Equity Securities	535	515	525	519	513	466	482	495	(24)	-4.7%
Deposit asset underlying 10% reinsurance treaty	1,032	770	869	299	1,181	1,270	1,392	1,480	1,181	nm
Deposit asset - Mark to Market	—	—	—	—	(1,288)	(375)	(297)	280	280	nm
Policy loans and other invested assets	305	317	395	397	411	390	391	478	81	20.4%
Cash & cash equivalents	194	246	282	402	586	641	664	1,030	628	156.3%
Total investment income	26,853	27,135	28,570	28,786	29,065	31,187	32,366	34,413	5,627	19.5%
Investment expenses	1,241	1,306	1,417	1,498	1,675	2,105	2,152	2,186	688	45.9%
Interest Expense on Surplus Note	5,718	6,087	7,231	7,829	8,373	9,052	9,592	10,467	2,638	33.7%
Net investment income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$20,622	$21,760	$2,301	11.8%
Fixed income book yield, end of period	4.18%	4.11%	4.04%	3.97%	3.92%	3.91%	3.88%	3.89%
New money yield	2.31%	2.83%	2.85%	2.28%	2.43%	3.16%	3.34%	2.81%

									YOY Q4
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.4%	17.3%	18.6%	19.2%	19.8%	20.9%	22.0%	21.2%	2.1%
AA	9.5%	8.4%	8.5%	8.4%	8.6%	9.8%	10.6%	10.4%	2.0%
A	21.6%	23.5%	22.5%	22.2%	23.4%	23.0%	22.2%	22.4%	0.3%
BBB	46.0%	45.8%	46.3%	46.5%	44.6%	43.0%	42.2%	42.9%	-3.6%
Below Investment Grade	5.0%	4.5%	3.7%	3.5%	3.4%	3.1%	2.7%	2.8%	-0.7%
NA	0.4%	0.3%	0.3%	0.2%	0.2%	0.2%	0.2%	0.2%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A	A	A	A	A	na

		As of December 31, 2018				As of December 31, 2018			As of December 31, 2018
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$23,228	$23,027	AAA	Canada	$65,932	$66,353	AAA	$3,232	$3,250
2	Comcast Corp	13,205	13,248	A-	Australia	47,830	48,104	AA	13,808	13,802
3	Wells Fargo & Co	12,974	13,207	A-	United Kingdom	44,550	44,922	A	11,202	11,066
4	Province of Quebec Canada	12,957	12,299	AA-	France	19,411	19,445	BBB	8,069	8,120
5	Morgan Stanley	11,973	12,049	A+	Germany	18,894	19,200	Below Investment Grade	1,261	1,269
6	Bank of America Corp	11,741	11,837	A-	Switzerland	15,120	15,237	NA	—	—
7	Province of British Columbia Canada	11,540	11,497	AAA	Ireland	14,942	15,149	Total	$37,573	$37,507
8	Office Properties Income Trust	11,405	11,456	BBB-	Netherlands	13,762	13,081
9	Province of Alberta Canada	10,897	10,877	A+	Bermuda	12,675	12,673
10	Province of Ontario Canada	10,799	10,566	A+	Cayman Islands	11,451	11,522	Non-Government Investments (1)
11	AT&T Inc	9,264	8,779	BBB+	Japan	7,887	7,900
12	American Express Co	9,186	9,316	BBB+	Belgium	6,066	6,119	AAA	$4,350	$4,349
13	City of Toronto Canada	8,964	9,021	AA	Norway	5,880	5,981	AA	33,286	33,671
14	Welltower Inc	8,821	8,791	BBB+	Mexico	5,398	5,404	A	83,716	84,081
15	Bank of New York Mellon Corp	8,750	8,877	AA-	Israel	5,141	5,263	BBB	178,134	178,591
16	Province of Manitoba Canada	8,616	8,596	A+	Emerging Markets (2)	12,354	12,421	Below Investment Grade	4,680	4,926
17	Apple Inc	8,245	8,273	AA+	All Other	34,444	34,352	NA	—	—
18	Municipal Finance Authority of British Columbia	8,210	8,283	AAA	Total	$341,737	$343,125	Total	$304,164	$305,618
19	Enbridge Inc	8,088	8,132	BBB+
20	Province of Newfoundland and Labrador	7,803	7,484	A
21	Cigna Corp	7,780	7,824	A-
22	JPMorgan Chase & Co	7,629	7,691	A-
23	Fifth Third Bancorp	7,563	7,588	BBB+
24	American Airlines Group Inc	7,464	7,846	AA-
25	City of Montreal Canada	7,460	7,232	AA-
	Total	$254,561	$253,797

	% of total fixed income portfolio	10.6%	10.6%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2014	2015	2016	2017	2018	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018

Recruits	190,439	228,115	262,732	303,867	290,886	70,983	78,273	90,210	64,401	76,230	76,520	76,146	61,990

Life-insurance licensed sales force, beginning of period	95,566	98,358	106,710	116,827	126,121	116,827	117,907	121,471	124,436	126,121	127,182	130,156	130,658
New life-licensed representatives	33,832	39,632	44,724	48,535	48,041	10,903	12,947	12,783	11,902	11,730	13,544	11,715	11,052
Non-renewal and terminated representatives	(31,040)	(31,280)	(34,607)	(39,241)	(43,426)	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)	(11,213)	(10,974)
Life-insurance licensed sales force, end of period	98,358	106,710	116,827	126,121	130,736	117,907	121,471	124,436	126,121	127,182	130,156	130,658	130,736

Issued term life policies	220,984	260,059	298,244	312,799	301,589	70,642	84,033	78,056	80,068	70,821	83,754	74,892	72,122

Issued term life face amount	$69,574	$79,111	$89,869	$95,635	$95,209	$21,628	$25,458	$24,035	$24,515	$22,258	$26,001	$23,728	$23,222

Term life face amount in force, beginning of period	$674,868	$681,927	$693,194	$728,385	$763,831	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276
Issued term life face amount	69,574	79,111	89,869	95,635	95,209	21,628	25,458	24,035	24,515	22,258	26,001	23,728	23,222
Terminated term life face amount	(54,962)	(53,580)	(57,238)	(65,958)	(70,291)	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)	(17,638)	(18,525)
Foreign currency impact, net	(7,553)	(14,263)	2,560	5,769	(7,708)	447	2,207	3,280	(165)	(2,570)	(1,788)	1,582	(4,932)
Term life face amount in force, end of period	$681,927	$693,194	$728,385	$763,831	$781,041	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276	$781,041

Estimated annualized issued term life premium
Premium from new policies	$179.8	$212.4	$245.2	$263.1	$258.5	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1	$64.6	$62.4
Additions and increases in premium	51.6	54.9	60.4	65.5	73.0	15.1	16.5	16.4	17.5	16.9	18.7	18.4	19.1
Total estimated annualized issued term life premium	$231.4	$267.3	$305.7	$328.6	$331.5	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8	$82.9	$81.4

Investment & Savings product sales	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4	$1,735.7

Investment & Savings average client asset values	$46,936	$48,477	$49,427	$56,791	$61,842	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363	$61,006

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